UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            April 12, 2007

IPSCO INC.
(Exact name of registrant as specified in its charter)

Canada	001-14568	98-0077354
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 Warrenville Road, Suite 500, Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:     (630) 810-4800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (se General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     re-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     re-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure

On April 12, 2007, IPSCO Inc. issued a news release commenting on market rumors and recent appreciation in its stock price.  IPSCO Inc. confirmed that it is currently in discussions that could lead to a potential acquisition of the Company.  There can be no assurance that any transaction will occur, or as to the timing, structure or terms of any transaction.  A copy of the news release is attached as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release of IPSCO Inc. issued April 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPSCO Inc.

By:	/s/ Leslie T. Lederer
Vice President, General Counsel &
Corporate Secretary

DATED:  April 12, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release of IPSCO Inc. issued April 12, 2007